                                                                  EXHIBIT 10.15



                            PATENT LICENSE AGREEMENT

                                    between

                            LUCENT TECHNOLOGIES INC.

                                       and

                               EDIFY CORPORATION

                        Effective as of November 1, 1998

                                Relating to [*]




[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            PATENT LICENSE AGREEMENT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I - GRANTS OF LICENSES...........................................    1

    1.01 Grant............................................................   1
    1.02 Duration.........................................................   1
    1.03 Scope............................................................   1
    1.04 Ability to Provide Licenses......................................   3
    1.05 Joint Inventions.................................................   3
    1.06 Publicity........................................................   4

ARTICLE II - ROYALTY AND PAYMENTS.........................................   4

    2.01 Up Front License Fee and Royalty Calculation.....................   4
    2.02 Accrual..........................................................   5
    2.03 Exclusions.......................................................   6
    2.04 Records and Adjustments..........................................   6
    2.05 Reports and Payments.............................................   7

ARTICLE III - TERMINATION.................................................   8

    3.01 Breach...........................................................   8
    3.02 Voluntary Termination............................................   8
    3.03 Survival.........................................................   9

ARTICLE IV - MISCELLANEOUS PROVISIONS.....................................   9

    4.01 Disclaimer.......................................................   9
    4.02 [*] Assignability; Mergers and Acquisitions......................   9
    4.03 Addresses........................................................  14
    4.04 Taxes............................................................  14
    4.05 Choice of Law....................................................  15
    4.06 Integration......................................................  15
    4.07 Outside the United States........................................  16
    4.08 Dispute Resolution...............................................  16
    4.09 Releases.........................................................  16
    4.10 Severability.....................................................  17
    4.11 Multiple Counterparts............................................  17
    4.12 Headings.........................................................  17
    4.13 Modification.....................................................  17
    4.14 Representation by Counsel........................................  18
    4.15 Non-Agency.......................................................  18


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                           Page
                                                                           ----
APPENDIX - DEFINITIONS...................................................   20

EXHIBIT A................................................................   25

EXHIBIT B................................................................   26

                            PATENT LICENSE AGREEMENT

Effective as of November 1, 1998 ("EFFECTIVE DATE"), LUCENT TECHNOLOGIES INC., a Delaware Corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and EDIFY CORPORATION, a Delaware Corporation ("EDIFY"), having an office at 2840 San Tomas Expressway, Santa Clara, California 95051, agree as follows: *

                                    ARTICLE I
                               GRANTS OF LICENSES

1.01 GRANT

     (a) LUCENT grants to EDIFY a personal, nonexclusive, worldwide, and non-transferable (except as provided in Article IV) license under LUCENT's LICENSED PATENTS for:

                                      [*]

     (b) EDIFY grants to LUCENT a personal, nonexclusive, worldwide, royalty-free, and non-transferable (except as provided in Article IV) license under EDIFY's LICENSED PATENTS for;

                                      [*]

1.02 DURATION

Subject to the provisions of ARTICLE III and Section 4.02, all licenses granted to both parties herein shall be effective for the LIMITED PERIOD provided that EDIFY provides the payments pursuant to Sections 2.01 (a), 2.01 (b) and 2.01
(c).

1.03 SCOPE

     (a) The licenses granted herein are licenses to.

            (i) make, have made, use, lease, sell, offer for sale, import, and otherwise distribute to customers [*] Products (including the licensing of such [*] Products to customers);

----------

* ANY TERM IN CAPITAL LETTERS WHICH IS DEFINED IN THE DEFINITIONS APPENDIX SHALL HAVE THE MEANING SPECIFIED THEREIN.


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

            (ii) make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of [*] Products which are or have been made, used, leased, owned, sold, licensed or imported by the grantee of such license; and

            [*]

     (b) Licenses granted herein to EDIFY or to LUCENT are not to be construed as consent by the grantor to any act which may be performed by the grantee, except that neither party shall claim that any act performed by the other party, its SUBLICENSEES or, in the case of EDIFY, [*] (in accordance with Section 1.03(a)(iii)), within the express scope of the patents granted or permitted under this Agreement to the other party constitutes direct infringement, contributory infringement, or inducement to infringe that party's LICENSED PATENTS.

     (c) The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a party's RELATED COMPANIES for so long as they remain its RELATED COMPANIES. Any RELATED COMPANY to whom a party grants a sublicense hereunder shall be referred to as its "SUBLICENSEES," Any such sublicense may be made effective retroactively,


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

but not prior to the Effective Date hereof, nor prior to the sublicensee's becoming a RELATED COMPANY of such party. Except as provided in this Section 1.03(c), no party shall have the right to grant sublicenses under the other party's LICENSED PATENTS.

1.04 ABILITY TO PROVIDE LICENSES

     (a) It is recognized that certain actions of the parties to this Agreement may limit their ability to provide licenses hereunder without constituting a breach. In particular, (i) prior to the earliest filing of a patent application disclosing an invention of a party or its SUBSIDIARY, such party or SUBSIDIARY may assign to a third party the title to patents on such invention, or (ii) prior to the execution of this Agreement, a party or its SUBSIDIARY may have limited by contract its ability to provide licenses hereunder with respect to certain patents or technologies.

     (b) Each party agrees to disclose to the other party, promptly upon receipt of a written request for such disclosure, any such assignment or other contractual limitation with respect to any patent and/or technology which is specifically identified in such request.

     (c) Each party represents that it has already disclosed to the other party any such assignment or other contractual limitation currently in effect with respect to any patent and/or technology specifically identified in any such disclosure request received by it prior to execution of this Agreement.

     (d) Each party represents and warrants that to its best knowledge it either owns all of its LICENSED PATENTS or has sufficient rights therein to grant to the other party all the rights granted to it under this Agreement.

     (e) A party's failure to meet any obligation hereunder, due to the assignment of title to any invention or patent, or the granting of any licenses, to the United States Government or any agency or designee thereof pursuant to a statute or regulation of, or contract with, such Government or agency, shall not constitute a breach of this Agreement.

1.05 JOINT INVENTIONS

     (a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.

     (b) Each party shall give such consent, or shall obtain such consent from its RELATED COMPANIES, its employees or employees of any of its RELATED COMPANIES, as required to make full and effective any such licenses and rights respecting any joint invention granted to the grantee hereunder by such party and by another licensor of such grantee.

     (c) Each party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such party is unable to obtain the requisite consents from such third parties, the resulting inability of such party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

1.06 PUBLICITY

Nothing in this Agreement shall be construed as conferring upon either party or its RELATED COMPANIES any right to include in advertising, packaging or other commercial activities related to a LICENSED PRODUCT, any reference to the other party (or any of its RELATED COMPANIES), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such LICENSED PRODUCT is in any way certified by the other party hereto or its RELATED COMPANIES; provided, however, each party may inform others that its [*] Products are licensed under the other party's LICENSED PATENTS, as defined herein.

                                   ARTICLE II

                              ROYALTY AND PAYMENTS

2.01 UP-FRONT LICENSE FEE AND ROYALTY CALCULATION

In consideration of the releases set forth in Section 4.09 and in payment for the grant of rights hereunder by LUCENT to EDIFY for the LIMITED PERIOD, EDIFY shall pay to LUCENT the payments set forth in subsections (a), (b), and (c) below.

     (a) An up-front license fee of eight million United States dollars (U.S. $8,000,000.00) that is payable as;

          (i) a sum of five million United States dollars (U.S. $5,000,000.00) payable upon execution of this Agreement; and

          (ii) a sum of three million United States dollars (U.S. $3,000,000.00) payable in six equal annual installments of five hundred thousand United States dollars (U.S. $500,000.00), plus interest, [*] at the rate of [*] percent [*%]. For the convenience of EDIFY and LUCENT, EDIFY shall pay the three million United States dollars in accordance with the following schedule:


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AMOUNT
              ----------------------------------------------
  PAYMENT     (U.S. DOLLARS)     (INTEREST)      (TOTAL DUE)       DATE DUE
  -------     --------------     -----------     -----------     ------------
     1         $500,000.00        [*]             [*]              Nov. 1, 1999
     2         $500,000.00        [*]             [*]              Nov. 1, 2000
     3         $500,000.00        [*]             [*]              Nov. 1, 2001
     4         $500,000.00        [*]             [*]              Nov. 1, 2002
     5         $500,000.00        [*]             [*]              Nov. 1, 2003
     6         $500,000.00        [*]             [*]              Nov. 1, 2004

     (b) A royalty in the amount of [*] ([*]) of the [*] of EDIFY and its SUBLICENSEES [*] for its fiscal year 2004 (i.e., January 1, 2004 to December 31,
2004) that is in excess of the "2004 YEARLY CAP," where the 2004 YEARLY CAP is equal to [*] ([*]) of the [*] of EDIFY [*] for the fiscal year [*] (i.e., January 1, [*] to December 31, [*]).

     (c) A royalty in the amount of [*] ([*]) of the [*] of EDIFY and its SUBLICENSEES [*] for its Fiscal year 2005 (i.e., January 1, 2005 to December 31,
2005) that is in excess of the "2005 YEARLY CAP", where the 2005 YEARLY CAP is equal to [*] ([*]) of the [*] of EDIFY [*} for the fiscal year [*]. For clarity, the royalty calculation for this section 2.01(c) shall be performed using the [*] [*], despite the fact that the LIMITED PERIOD ends prior to December 31, [*].

     (d) In no event shall the sums paid under this Section 2.01 (or any portion thereof) be refunded to EDIFY or be credited toward any other fees due hereunder, except as provided in section 2.04(b).

2.02 ACCRUAL

     (a) Pursuant to Sections 2.01(b), 2.01(c) and 4.02, royalty shall accrue with respect to EDIFY [*] on the date on which EDIFY accounts for such [*], for the purposes of [*] in its [*] [*] and shall become payable at the time specified in Paragraph 2.05(b). Obligations to pay accrued royalties shall survive termination of licenses and rights pursuant to Article III and the expiration of any patent.

     (b) When a company ceases to be a RELATED COMPANY of EDIFY, royalties which have accrued with respect to [*] of such company, but which have not been paid, shall become payable with EDIFY's next scheduled royalty payment.


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (c) Notwithstanding any other provisions hereunder, royalty shall accrue and be payable only to the extent that enforcement of EDIFY's obligation to pay such royalty would not be prohibited by applicable law.

2.03 EXCLUSIONS

Any [*] Product may be treated by EDIFY as not licensed and not subject to royalty with respect to sales, leases or licenses of such Product if the purchaser is licensed under the relevant LUCENT patents to have said product made and/or imported, and the purchaser advises EDIFY, in writing at or prior to the time of such sale, that it is exercising its own license under such one or more patents with respect to such manufacture and/or importation.

2.04 RECORDS AND ADJUSTMENTS

     (a) During any period in which a royalty payment may be due, EDIFY, or its acquiring third party, shall keep full, clear and accurate records of data reasonably required to enable an independent auditor to ascertain the proper royalty due as provided by this Agreement. EDIFY or its acquirer shall retain such records for at least five (5) years from the sale, lease or putting into use of such product. Such records shall at reasonable times during business hours be available upon at least five (5) business days advance written notice, for inspection and copying by an independent auditor chosen by LUCENT and consented to by EDIFY or its acquirer (which consent shall not be reasonably withheld). Any and all non-public information relating to EDIFY or its acquirer revealed in the course of such audit shall be kept confidential by the auditor. Such non-public information shall not be disclosed to anyone other than employees of the auditor who have a reasonable need to know in connection with such audit, and shall not be used for any purpose other than determining the correctness of the royalty payments made hereunder. The auditor may, however, reveal to LUCENT only its final determination as to the correctness of the royalties, but shall not reveal the details of non-public information related to EDIFY or its acquirer revealed or learned by the auditor during the course of the audit. Prompt adjustment shall be made to compensate for any errors in royalty payments discovered by the auditor.

     (b) Independent of any such examination, LUCENT will credit to EDIFY the amount of any overpayment of royalties made in error which is identified and fully explained in a written notice to LUCENT delivered within twelve (12) months after the due date of the payment which included such alleged overpayment, provided that LUCENT is able to verify, to its own satisfaction, the existence and extent of the overpayment.

     (c) No refund, credit or other adjustment of royalty payments shall be made by LUCENT except as provided in this Section 2.04. Rights conferred by this
Section 2.04 shall not be affected by any statement appearing on any check or

[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

other document, except to the extent that any such right is expressly waived or surrendered by a party having such right and signing such statement.

2.05 REPORTS AND PAYMENTS

     (a) Royalty payments due under Sections 2.01(b), 2.01(c), 4.02(d)(ii), or 4.02(e)(iii)(1)(bb) shall be due by the following dates:

          (i) [*] days after the end of the [*] of EDIFY's or its acquirer's fiscal year, for royalties accrued in the [*] of such fiscal year; and

          (ii) [*] days after the end of the [*] of EDIFY's or its acquirer's fiscal year, for royalties accrued in the [*] of such fiscal year.

     (b) With respect to Sections 4.02(d)(ii) or 4.02(e)(iii)(1)(bb), if the LIMITED PERIOD expires on a day other than the last day of [*] of the fiscal year of the separate, identifiable business (Section 4.02(d)(ii)) or [*] the [*] for the purposes of royalty calculations under Sections 4.02(d)(ii) or 4.02(e)(iii)(1)(bb) in the [*] in which the LIMITED PERIOD expires shall be calculated by prorating the [*] in such [*] based on the number of days in the [*] within the LIMITED PERIOD (for instance, if there are [*] in a [*] and [*] of them are within the LIMITED PERIOD, the [*] in that [*] for the purpose of royalty calculations shall be [*] of the [*] for that [*]).

     [*]

     (d) Regardless of whether any royalty payment is due on the dates listed in section 2.05(a), on each of such dates EDIFY, or [*] shall furnish to LUCENT at the address specified in Section 4.03 a statement, certified by a responsible official of EDIFY or its acquirer, including the following:

          (i)    EDIFY'S [*] for the period corresponding to the due date [*];


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (ii) If the report is for the [*] and [*], EDIFY'S, [*], [*] for the fiscal year as of the end of the [*];

          (iii) the amount of the YEARLY CAP in effect and the amount of [*] in excess of such YEARLY CAP upon which royalties are payable;

          (iv) all exclusions from royalty pursuant to Section 2.03 and supporting explanations therefor; and

          (v)    the amount of royalty due, if any.

     (e) EDIFY [*] shall pay any royalty payments due in United States dollars to LUCENT at the address specified in Section 4.03. Any conversion to United States dollars shall be at the prevailing rate for bank cable transfers as quoted, by leading United States banks in New York City dealing in the foreign exchange market, on the last day of the [*] , whichever corresponds to the royalty payment due, of EDIFY's [*].

     (f) Overdue payments hereunder shall be subject to a late payment charge calculated at an annual rate of [*] percentage points ([*]%) [*] during delinquency. If the amount of such late payment charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum.


                                   ARTICLE III
                                   TERMINATION

3.01 BREACH

In the event of a material breach of this Agreement by either party, the other party may, in addition to any other remedies that it may have, at any time terminate all licenses and rights granted by it hereunder by not less than [*] ([*]) [*] written notice specifying such breach, unless within the period of such notice all breaches specified therein shall have been remedied. Upon any such termination by LUCENT of EDIFY's licenses and rights hereunder, any unpaid installment payments under Section 2.01(a) shall no longer be due and no further royalties shall accrue hereunder after the date of such termination.

3.02 VOLUNTARY TERMINATION


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

By written notice to LUCENT, EDIFY [*] may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder. Upon any such termination by EDIFY, any unpaid installment payments under Section 2.01(a) shall no longer be due and no further royalties shall accrue hereunder after the date of such termination. Such notice shall specify the effective date (not more than [*] ([*]) [*] after the giving of said notice) of such termination and shall clearly specify any affected patent, invention or product.

3.03 SURVIVAL

     (a) If a company ceases to be a SUBSIDIARY of a party, licenses and rights granted hereunder with respect to patents of such company issued prior to the date of such cessation shall not be affected by such cessation.

     (b) Any termination of licenses and rights of a party under the provisions of this Article III shall not affect such party's licenses, rights and obligations with respect to any LICENSED PRODUCT made, sold, used, imported, leased, licensed, or otherwise distributed prior to such termination, and shall not affect the other party's licenses and rights (and obligations related thereto) hereunder.

     (c) If one party's licenses and/or rights under this Agreement are terminated under Section 4.02 before the end of the LIMITED PERIOD, the other party's licenses and rights under this Agreement shall also be terminated at the same time.

     (d) The provisions of Sections 1.06, 2.02, 2.04(a), 2.05, 3.03, 4.03, 4.04,
4.05, 4.06, 4.07(a), 4.08, and 4.09 will survive the expiration or termination of this Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

4.01 DISCLAIMER

NEITHER PARTY NOR ANY OF ITS RELATED COMPANIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

4.02 [*] ASSIGNABILITY; MERGERS AND ACQUISITIONS

     (a) The parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a party not be extended to entities other


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

than such party's RELATED COMPANIES without the other party's express written consent, except as otherwise expressly permitted herein. All of LUCENT's rights, title and interest in this Agreement and any licenses and rights granted to it hereunder may be assigned to [*].

     (b) The licenses granted hereunder to EDIFY shall extend for the LIMITED PERIOD to [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

               [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [*]

4.03 ADDRESSES

     (a) Any notice or other communication hereunder shall be sufficiently given to EDIFY when sent by certified mail addressed to General Counsel, Edify Corporation, 2840 San Tomas Expressway, Santa Clara, California 95051, or to LUCENT when sent by certified mail addressed to Contract Administrator, Intellectual Property Organization, LUCENT Technologies Inc., Suite 105, 14645 N.W. 77th Avenue, Miami Lakes, Florida 33014. Changes in such addresses may be specified by written notice.

     (b) Payments by EDIFY shall be made to LUCENT at Sun Trust, P.O. Box 913021, Orlando, Florida 32891-3021. Alternatively, payments to LUCENT may be made by bank wire transfers to LUCENT's account: LUCENT Technologies Licensing Account No. [*], Swift Code: [*], ABA Code: [*], at Chase Manhattan Bank, N.A., 55 Water Street, New York, New York 10041. Changes in such address or account may be specified by written notice.

4.04 TAXES

EDIFY shall pay any tax, duty, levy, customs fee, or similar charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the operation or existence of this Agreement, including taxes which EDIFY is required to withhold or deduct from payments to LUCENT, except (i) net income taxes imposed upon LUCENT by any governmental entity within the United States (the fifty (50) states and the District of Columbia), and (ii) net income taxes imposed upon LUCENT by jurisdictions outside the United States which are allowable as a credit against the United States Federal income tax of LUCENT or any of its SUBSIDIARIES. In order for the exception in (ii) to be effective, EDIFY must furnish to LUCENT evidence sufficient to satisfy the United States taxing authorities that such taxes have been paid. Such evidence must be furnished to LUCENT within thirty (30) days of issuance by the local taxing authority.

4.05 CHOICE OF LAW

The parties are familiar with the principles of New York commercial law, and desire and agree that the law of New York, exclusive of its conflict of laws provisions, shall apply in any dispute arising with respect to this Agreement.

4.06 INTEGRATION

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

4.07 OUTSIDE THE UNITED STATES

     (a) There may be countries in which a party hereto may have, as a consequence of this Agreement, rights against infringers of the other party's patents licensed hereunder. Each party hereby waives any such right it may have by reason of any third party's infringement or alleged infringement of any such patents.

     (b) EDIFY hereby agrees to register or cause to be registered, to the extent required by applicable law, and without expense to LUCENT or any of its RELATED COMPANIES, any agreements wherein sublicenses are granted by it under LUCENT's LICENSED PATENTS. EDIFY hereby waives any and all claims or defenses, arising by virtue of the absence of such registration, that might otherwise limit or affect its obligations to LUCENT.

4.08 DISPUTES

     If a dispute arises out of or relates to this Agreement, or the breach, termination or validity thereof, the parties agree to submit the dispute to a sole mediator selected by the parties or to mediation by the American Arbitration Association ("AAA"). If not thus resolved within [*] days of the mediation, the parties may by mutual agreement extend the time permitted to resolve such dispute to within a mutually agreed to time period. If the dispute is not resolved within the [*] of the mediation and not extended, or if extended and not resolved within the agreed to time period, the dispute may be litigated in any court of competent jurisdiction.

4.09 RELEASES

     (a) Subject to Section 4.09(c) and payment pursuant to Section 2.01(a)(i), LUCENT, for itself and for its present RELATED COMPANIES, hereby releases EDIFY, its present RELATED COMPANIES [*], from all claims, demands and rights of action which LUCENT or any of its present RELATED COMPANIES may have on account of any infringement or alleged infringement of any of LUCENT's LICENSED PATENTS issued in any country of the world by reason of the manufacture or any past or future use, lease, license, sale or importation of any of such products which, prior to the Effective Date hereof, were manufactured by or for, or used, leased, licensed, sold, imported or otherwise furnished by EDIFY or any of its present RELATED COMPANIES [*].

     (b) Subject to Section 4.09(c), EDIFY, for itself and for its present RELATED COMPANIES, hereby releases LUCENT (for the purposes of this Section 4.09, "LUCENT" means LUCENT Technologies Inc. as it presently exists and as it formerly existed as the equipment/manufacturing entity of the AT&T Corp.), its present RELATED COMPANIES [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*] from all claims, demands and rights of action which EDIFY or any of its present RELATED COMPANIES may have on account of any infringement or alleged infringement of any of EDIFY's LICENSED PATENTS issued in any country of the world by reason of the manufacture or any past or future use, lease, license, sale or importation of any of such products which, prior to the Effective Date hereof, were manufactured by or for, or used, leased, licensed, sold, imported or otherwise furnished by, LUCENT or any of its present RELATED COMPANIES.

     (c) With respect to [*] of LUCENT and of EDIFY other than [*], such releases shall not extend to any patent which is directed to (i) a combination of an [*] Product with any other product; (ii) a method or process which is other than the inherent use of an [*] Product (as furnished to such customers); or (iii) a method or process involving the use of an [*] Product to manufacture (including associated testing) any other product.

4.10 SEVERABILITY

If any paragraph or provision of this Agreement shall be deemed void or invalid as a matter of law, the remaining paragraphs or provisions of this Agreement shall nevertheless remain in full force and effect and be interpreted to the extent possible to effect the overall intention of the parties at the Effective Date of this Agreement.

4.11 MULTIPLE COUNTERPARTS

     This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one agreement. This Agreement may be executed by the attachment of signature pages which have been previously executed.

4.12 HEADINGS

     The headings contained in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning and interpretation of this Agreement.

4.13 MODIFICATION

     This Agreement may not be amended, modified or altered in any way, except in a writing identified as such and signed by both parties hereto.



[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.14 REPRESENTATION BY COUNSEL

     Each of the parties acknowledges that it has been represented by counsel in connection with the negotiation, drafting and execution of this Agreement. The language used in this Agreement shall be deemed to be language chosen by both parties to express their mutual intent, and no rule of strict construction against any party shall be applied to any term or provision hereof.

4.15 NON-AGENCY

     Nothing contained in this Agreement or the performance thereof is intended or shall be construed to create any relationship of agency, partnership or joint venture between the parties.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

          LUCENT TECHNOLOGIES INC.

          By:            /s/ M.R. GREENE
              ---------------------------------------
                            M.R. Greene
              Vice President - Intellectual Property


          Date:    November 2, 1998
                 ------------------------------------


          EDIFY CORPORATION

          By:         /s/ STEPHANIE VINELLA
                 ------------------------------------
          Title:   Vice President Finance/CFO
                 ------------------------------------
          Date:    November 2, 1998
                 ------------------------------------


              THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES.

                                    APPENDIX

                                   DEFINITIONS

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT A

[*]

                                   (attached)


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                       EXHIBIT A

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B

[*]


[*] = OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT
      REQUEST. THE MATERIAL HAS BEEN FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION.